UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 18, 2018

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. 3rd Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2018, New Jersey Mining Company, Inc. (the “Company”) executed an Asset Purchase Agreement (“Purchase Agreement”) and a Royalty Deed and Agreement (“NSR”) with Hecla Silver Valley, Inc. (“Hecla”) that transferred the Company’s ownership in the Toboggan project for three million dollars.  The Toboggan project was comprised of the surface rights to the Little Baldy patented claims, 106 unpatented mining claims and information and data associated with the claims.  The Company retained a 2% Net Smelter Return Royalty on production from the Toboggan property, of which Hecla has the right to buy back 1% for one million dollars.

In connection with the transactions contemplated by the Purchase Agreement and other transaction documents, the Company and Hecla entered into a Subscription Agreement, whereby Hecla purchased certain equity securities of the Company for an aggregate purchase price of $500,000, as previously reported in Item 3.02 of the Company’s Form 8-K filed with the Securities and Exchange Commission on April 25, 2018 and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures contained in Item 1.01 above are incorporated into this item by reference.

Item 7.01 Regulation FD Disclosure.

On May 21, 2018, the Company issued a press release entitled “New Jersey Mining Sells Its Toboggan Project to Hecla Mining Company for $3-Million.”  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
99.1

Press Release, dated May 21, 2018, entitled “New Jersey Mining Sells Its Toboggan Project to Hecla Mining Company for $3-Million”*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow

Its:  President & CEO

Date: May 23, 2018